EXHIBIT 99.7


                     MEMORANDUM OF UNDERSTANDING


      SunTrust Bank ("Party A") and The Warnaco Group, Inc. ("Party B") are parties to the Equity Forward Purchase Transaction dated as of February 10, 2000 (the "Agreement").

      Party A and Party B agree that the Agreement shall be amended and supplemented as follows, effective immediately:

      1. On the earlier of (a) the date (the "Debt Amendment Date") that the terms of Party B's credit agreements are amended (as contemplated by the September 16, 2000 draft of the Amendment, Modification, Restatement and General Provisions Agreement (the "Facility Agreement")) and (b) October 31, 2000, Party B will execute and deliver to Party A a promissory note (the "Modification Note"). The Modification Note shall (i) be in a principal amount equal to the sum of (x) an amount representing the Number of Shares times the difference between the Forward Price (computed as if today were the Optional Termination Date) and today's closing price for the Shares as reported by the Exchange (the "Initial Share Reset Price"), which is $4.50 and (y) an amount to be determined by Party A and Party B as equal to the accretion in Forward Price calculated on the Initial Share Reset Price from now to April 15, 2001 times the Number of Shares, discounted to the date hereof at the interest rate effective today under the Facility Agreement, adjusted by (z) the breakage costs (positive or negative) incurred by Party A in connection with this modification on swaps entered into by it to hedge the Transaction, (ii) bear interest commencing today at 3-month LIBOR plus the applicable margin in effect from time to time under
Section 2.4(a) of the Facility Agreement (the "Note Rate"), payable quarterly in arrears, and (iii) mature on August 12, 2002.

      2. On the Debt Amendment Date, Party B shall repay $2,267,200 (this amount assumes that the banks' commitment reduction under the Facility Agreement will be 8%, and will be adjusted to reflect the actual commitment reduction) of principal of the Modification Note. In addition, on the Debt Amendment Date Party B shall pay to Party A a fee in the amount of $ 212,550.

      3. If on any date on or after April 15, 2001 the closing price reported by the Exchange for the Shares is less than the Initial Share Reset Price, Party A may at any time thereafter sell Shares accumulated by it during the Accumulation Period ("Subject Shares"); provided, however, that in any 30-day period Party A may sell no more than 16.7% of the Number of Shares as of the date hereof; and provided, further, that Party A shall coordinate with Scotia Capital (U.S.A.) Inc. to sell their Shares in an orderly fashion.

      4. Following the end of each calendar month, within three Business Days' notice to Party B of the relevant amounts, (a) with respect to each sale of Subject Shares during such calendar month at a price greater than the Forward Price at the time of such sale, at Party B's option either (i) Party A shall make a cash payment to Party B in an amount equal to the aggregate amount of such excess for the Shares sold during such calendar month (including interest from the date of settlement of each sale at the Note Rate then applicable), which shall immediately be applied by Party B as cash collateral in such amount to secure the Modification Note or (ii) Party B shall reduce the principal amount of the Modification Note by such aggregate excess; and (b) with respect to each sale of Subject Shares during such calendar month at a price less than the Forward Price at the time of such sale, Party B shall at its option either (i) execute and deliver a promissory note to Party A which shall be in the form of the Modification Note except that the principal amount thereof shall be equal to the aggregate amount of such shortfall for the Shares sold during such calendar month (including interest from the date of settlement of each sale at the Note Rate then applicable) (each such note, a "Subsequent Note") or
(ii) deliver to Party A Shares with an aggregate value (determined according to the sale price of such accumulated Shares) equal to such aggregate shortfall. Each sale of Subject Shares shall reduce the Number of Shares under the Transaction.

      5. From the date the Modification Note is issued, the Forward Price shall be calculated as follows:

            Until April 15, 2001, the Forward Price shall be equal to the Initial Share Reset Price

          Following April 15, 2001, the Forward Price shall be equal to
          [1 + (Note Rate x Day Count/(365)] x the Initial Share Reset Price)

          where: "Day Count" is the number of days in the period commencing on and including April 15, 2001 to but excluding the Termination Date.

      6. The Decline in Share Price and Decline in Credit Rating provisions (clauses (i) and (ii) of the first sentence of Section 6.IV) and related provisions of the Agreement which effect such provisions are hereby deleted. The Termination Date is hereby amended to August 12, 2002

      7. On the Debt Amendment Date, all of Party B's obligations under the Modification Note, each Subsequent Note and the Agreement shall be secured by liens on the assets of Party B and its subsidiaries on a pari passu basis with Party B's indebtedness. If the Debt Amendment Date has not occurred by November 1, 2000 (or such earlier or later date that the bank waivers in respect of Party B's second- quarter 2000 financial covenants shall not be in effect), Party A may by written notice terminate the Transaction, which will be settled (at Party B's option) by Cash Settlement or Net Share Settlement according to the provisions of the Agreement, and the Disposition Period shall commence on the Exchange Business Day on which such notice becomes effective.

      8. In consideration of the entering into of this Memorandum of Understanding, Party A hereby withdraws its termination of the Transaction on September 11, 2000.

      9. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

      10. The parties hereto agree that this Memorandum of Understanding constitutes an unconditional obligation, enforceable in accordance with its terms. The parties further agree to execute such additional agreements and documents as may be necessary to give further effect to the agreements hereunder.

      11. This Memorandum of Understanding shall be governed by the laws of the State of New York, without references to principles of conflict of laws.



                               SUNTRUST BANK


                                    By:                 /S/
                                       -------------------------------------


                                    THE WARNACO GROUP, INC.


                                    By:                 /S/
                                       -------------------------------------


Dated:  September 19, 2000








                        Acknowledgment and Consent


      Each of the undersigned are Guarantors under and as defined in the Guaranty dated as of February 10, 2000, issued in connection with the Equity Forward Purchase Transaction between SunTrust Bank ("Party A"), and The Warnaco Group, Inc. ("Party B"), dated February 10, 2000. Each of the undersigned hereby acknowledges and consents to the foregoing Memorandum of Understanding dated September 19, 2000 between Party A and Party B.


                              WARNACO INC.
                              WARNACO INTERNATIONAL INC.
                              WARNACO U.S. INC.
                              MYRTLE AVENUE, INC.
                              GREGORY STREET, INC.
                              DESIGNER HOLDINGS, LTD.
                              OUTLET STORES, INC.
                              JEANSWEAR HOLDINGS, INC.
                              CALVIN KLEIN JEANSWEAR COMPANY
                              CKJ HOLDINGS INC.



                              By                /S/
                                ---------------------------------------
                                   Title:


Dated:  September 19, 2000